UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2011
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

Item 1.02	Termination of a Material Definitive Agreement
On August 12, 2011, Aspen Insurance Holdings Limited’s wholly-owned subsidiary Aspen Insurance Limited (“Aspen Bermuda”), and Citibank Europe plc (“Citi Europe”) replaced an existing letter of credit facility dated April 29, 2009 in a maximum aggregate amount of up to $550 million (the “LOC Facility”) with a new letter credit facility in a maximum aggregate amount of up to $1,050 million (the “New LOC Facility”). Under the New LOC Facility, Aspen Bermuda will pay to Citi Europe (a) a letter of credit fee based on the available amounts of each letter of credit and (b) a commitment fee, which varies based upon usage, on the unutilized portion of the New LOC Facility. Aspen Bermuda will also pay interest on the amount drawn by any beneficiary under a credit provided under the New LOC Facility at a rate per annum of LIBOR plus 1% (plus reserve asset costs, if any) from the date of drawing until the date of reimbursement by Aspen Bermuda.
The terms of a Pledge Agreement between Aspen Bermuda and Citi Europe (pursuant to an Assignment Agreement dated October 11, 2006) dated January 17, 2006, as amended, were also amended on August 12, 2011 (the “Pledge Agreement Amendment”) to change the types of securities or other assets that can be acceptable as collateral under the New LOC Facility.
All other agreements relating to Aspen Bermuda’s letter of credit facilities with Citi Europe, as previously filed with the SEC on October 13, 2006 or otherwise, remain in full force and effect and are incorporated herein by reference.
The summary above is qualified by the actual terms of the New LOC Facility and the Pledge Agreement Amendment, which are filed hereto as exhibits 10.1 and 10.2, respectively.
Section 2 — Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information contained above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference.
Section 9– Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(d) The following exhibits are filed as part of this report:
10.1 Letter of Credit Facility between Aspen Insurance Limited and Citibank Europe plc, dated August 12, 2011.
10.2 Amendment to Pledge Agreement between Aspen Insurance Limited and Citibank Europe plc, dated August 12, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)
Dated: August 15, 2011	By:	/s/ Richard Houghton
		Name:	Richard Houghton
		Title:	Chief Financial Officer